                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                          Date of Report:  June 6, 1996

                  Date of Earliest Event Report:  May 23, 1996


                              Interim Services Inc.
- -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
- -------------------------------------------------------------------------------
         (State or other jurisdictions of incorporation or organization)


                0-23198                                36-3536544
- --------------------------------------   --------------------------------------
       (Commission File Number)           (I.R.S. Employer Identification No.)


          2050 Spectrum Boulevard, Ft. Lauderdale, Florida  33309-3008
- -------------------------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (305) 938-7600
- -------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 2:  ACQUISITION OR DISPOSITION OF ASSETS

         On February 27, 1996, Interim Services Inc., a Delaware corporation ("Interim Services"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with Delco Merger Corp., a Delaware corporation and a wholly-owned subsidiary of Interim Services ("Merger Sub"), and Brandon Systems Corporation, a Delaware corporation ("Brandon"). The Merger Agreement provided for the merger of Merger Sub with and into Brandon (the "Merger"), with Brandon as the surviving corporation and a wholly-owned subsidiary of Interim Services. Pursuant to the Merger Agreement, upon the Effective Time (defined below), each outstanding share of Brandon Common Stock, par value $0.10 per share was converted into the right to receive 0.88 shares of Interim Common Stock, par value $0.01 per share ("Interim Common Stock"), subject to certain anti-dilution adjustments and with cash paid in lieu of fractional shares.

         On May 23, 1996, (i) a special meeting of the stockholders of Brandon (the "Brandon Stockholders") was held wherein the Brandon Stockholders voted to approve the Merger Agreement and the Merger, (ii) a special meeting of the stockholders of Interim Services (the "Interim Services Stockholders") was held wherein the Interim Services Stockholders voted to approve the issuance of Interim Common Stock pursuant to the Merger, and (iii) the Merger became effective upon the filing of a Certificate of Merger with the Secretary of State of the State of Delaware (the "Effective Time").

         Founded in 1968, Brandon is a nationwide outsourcing service company supplying technical and professional computer staff specializing in information technology services. Brandon provides a broad range of services to its customers to enable them to meet their information systems needs. Services provided by Brandon consist of technical and professional short-term supplemental staffing services, special outsourcing services and computer training services. Brandon offers all of its services from branch offices located in, or in close proximity to, major cities throughout the United States.

         A copy of the joint press release issued by Interim Services and Brandon announcing the completion of the Merger is filed herewith as Exhibit 2 and is incorporated herein by reference.


ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial statements of business acquired.

         The financial statements of the business acquired, Brandon, required by this Item have been incorporated by reference from Brandon's Annual Report on Form 10-K for the fiscal year ended October 1, 1995 and Brandon's Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 1995 into the Proxy Statement (as hereinafter defined), which is filed herewith at Exhibit 3 and such financial statements are incorporated herein by reference.

         (b) Pro forma financial information.

         The pro forma financial information required by this Item is contained under the heading "INTERIM SERVICES INC. AND BRANDON SYSTEMS CORPORATION UNAUDITED PROFORMA COMBINED CONDENSED FINANCIAL INFORMATION" of the Proxy Statement which is filed herewith at Exhibit 3 and such financial information is incorporated herein by reference.

         (c) Exhibits.

         1. Merger Agreement, dated February 27, 1996, previously filed with the Securities and Exchange Commission as Exhibit A to the Proxy Statement, is hereby incorporated by reference.

         2. Joint Press Release, dated May 24, 1996, issued by Interim Services and Brandon.

         3 The Interim Services Proxy Statement, dated April 24, 1996 (the "Proxy Statement"), previously filed with the Securities and Exchange Commission, is hereby incorporated by reference.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  INTERIM SERVICES INC.
                                  (Registrant)

                                  By: /s/ John B. Smith
                                      -----------------------------------------
Dated:  June 6, 1996                  John B. Smith, Esq.
                                      Senior Vice President and General Counsel